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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 13, 2001

FEDEX CORPORATION
(Exact name of registrant as specified in its charter)

Commission file number 1-15829

Delaware	62-1721435
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
942 South Shady Grove Road, Memphis, Tennessee	38120
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (901) 818-7500

FEDERAL EXPRESS CORPORATION
(Exact name of registrant as specified in its charter)

Commission file number 1-7806

Delaware	71-0427007
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
3610 Hacks Cross Road, Memphis, Tennessee	38125
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (901) 369-3600

Item 5. Other Events.

    On December 13, 2001, FedEx Corporation's subsidiary Federal Express Corporation and The United States Postal Service executed an addendum to their transportation agreement dated January 10, 2001. A copy of the addendum and four other amendments to the transportation agreement are attached to this report as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

    (c) Exhibits.

Exhibit Number	Description
10.1	Addendum dated December 13, 2001 to the Transportation Agreement dated January 10, 2001, as amended, between The United States Postal Service and Federal Express Corporation. Confidential treatment has been requested for confidential commercial and financial information, pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
10.2
Amendment dated December 13, 2001 to the Transportation Agreement dated January 10, 2001, as amended, between The United States Postal Service and Federal Express Corporation. Confidential treatment has been requested for confidential commercial and financial information, pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
10.3
Letter Amendment dated September 26, 2001 to the Transportation Agreement dated January 10, 2001, as amended, between The United States Postal Service and Federal Express Corporation. Confidential treatment has been requested for confidential commercial and financial information, pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
10.4
Amendment dated August 31, 2001 to the Transportation Agreement dated January 10, 2001, as amended, between The United States Postal Service and Federal Express Corporation. Confidential treatment has been requested for confidential commercial and financial information, pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
10.5
Amendment dated August 28, 2001 to the Transportation Agreement dated January 10, 2001 between The United States Postal Service and Federal Express Corporation. Confidential treatment has been requested for confidential commercial and financial information, pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

FedEx Corporation
Date: December 18, 2001	By:	/s/ JAMES S. HUDSON James S. Hudson Corporate Vice President— Strategic Financial Planning and Control
Federal Express Corporation
Date: December 18, 2001	By:	/s/ MICHAEL W. HILLARD Michael W. Hillard Vice President and Controller

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EXHIBIT INDEX

Exhibit Number	Description
10.1	Addendum dated December 13, 2001 to the Transportation Agreement dated January 10, 2001, as amended, between The United States Postal Service and Federal Express Corporation. Confidential treatment has been requested for confidential commercial and financial information, pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
10.2
Amendment dated December 13, 2001 to the Transportation Agreement dated January 10, 2001, as amended, between The United States Postal Service and Federal Express Corporation. Confidential treatment has been requested for confidential commercial and financial information, pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
10.3
Letter Amendment dated September 26, 2001 to the Transportation Agreement dated January 10, 2001, as amended, between The United States Postal Service and Federal Express Corporation. Confidential treatment has been requested for confidential commercial and financial information, pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
10.4
Amendment dated August 31, 2001 to the Transportation Agreement dated January 10, 2001, as amended, between The United States Postal Service and Federal Express Corporation. Confidential treatment has been requested for confidential commercial and financial information, pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
10.5
Amendment dated August 28, 2001 to the Transportation Agreement dated January 10, 2001 between The United States Postal Service and Federal Express Corporation. Confidential treatment has been requested for confidential commercial and financial information, pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

E–1

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  Item 5. Other Events.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX